Earnings Call 1st Quarter 2017 April 21, 2017

2 Financial Highlights ▪ Net income of $73.4 million and earnings per share of $0.70, compared to $69.8 million and $0.67 per share for Q4 2016, and $61.3 million and $0.60 per share for Q1 2016 ▪ Net interest margin of 4.63%, compared to 4.57% in Q4 2016, and 4.58% in Q1 2016 ▪ Operating efficiency ratio of 44.4%, compared to 42.4% in Q4 2016, and 45.6% in Q1 2016 ▪ Total loans of $13.66 billion, up $454 million from prior quarter and total deposits of $15.36 billion, up $806 million from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) decreased to 0.44% of total assets, from 0.51% at December 31, 2016 ▪ Net loan charge-offs (recoveries) to average loans outstanding of 0.04%, compared to (0.03)% in Q4 2016 and 0.08% in Q1 2016 ▪ Tangible common equity ratio of 9.4% and tangible book value per share, net of tax, of $15.86, compared to 9.4% and $15.17, respectively, at December 31, 2016 Q1 2017 Highlights 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q1 2017 Highlights ▪ Net Interest Income increased primarily as a result of higher yields on loans and securities from rising interest rates ▪ Operating Non-Interest Expense increased due to higher professional fees and compensation costs to support continued growth and also reflects seasonal compensation costs ▪ Provision for Credit Losses increased as a result of significant loan growth ▪ Income Tax decreased primarily as a result of cyclical excess tax benefits on share-based payment awards Q1-17 Q4-16 Q1-16 Net Interest Income $ 179.3 $ 175.3 $ 145.7 Operating Non-Interest Income 9.9 10.5 12.1 Net Operating Revenue $ 189.2 $ 185.8 $ 157.8 Operating Non-Interest Expense (88.3) (82.7) (75.8) Operating Pre-Provision Net Revenue $ 100.9 $ 103.1 $ 82.1 Provision for Credit Losses (4.3) (1.0) (2.5) Gains on OREO and Other Assets 0.5 — 0.3 Acquisition / Restructure Expense — (6.0) — Other 0.7 0.1 1.0 Pre-tax Income $ 97.8 $ 96.2 $ 80.9 Income Tax (24.5) (26.4) (19.5) Net Income Available to Common $ 73.4 $ 69.8 $ 61.3 Average Diluted Shares Outstanding 104.8 104.8 102.5 Earnings Per Share $ 0.70 $ 0.67 $ 0.60 3

4 Net Interest Drivers $ in billions, unless otherwise indicated Interest Bearing Deposits and Cost of Funds Loans and Yield Borrowings and Cost of Borrowings Q1 2017 Highlights ▪ Loan yield increased due to higher yields on C&I and CRE loans, reflecting an increase in accretion on acquired loans and rising interest rates ▪ Cost of funds increased two basis points due to volume and rate mix across all interest-bearing deposit categories ▪ Cost of funds for total deposits, including non-interest bearing deposits, increased two basis points to 0.23% Total Investments and Yield Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 3.02% 2.95% 2.90% 2.81% 3.08% $2.1 $2.3 $2.8 $2.8 $2.9 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 5.31% 5.43% 5.44% 5.41% 5.47% $11.2 $12.9 $13.0 $13.2 $13.7 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 0.31% 0.35% 0.36% 0.35% 0.37% $8.4 $8.9 $8.8 $8.9 $9.2 Investments Loans Interest Bearing Deposits Borrowings 4 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 3.65% 2.84% 4.05% 4.02% 3.91% $210.6 $382.1 $382.9 $447.9 $366.9

5 Net Interest Income and Accretion $ in millions Q1 2017 Highlights ▪ NIM increased 6 basis points to 4.63% quarter-over- quarter as a result of rising interest rates and non- interest bearing DDA growth ▪ Adjusted NIM for acquired loan accretion was 4.48% for the quarter, an increase of 8 basis points from the prior quarter and is in line with the increase in NIM explained above Net Interest Income and NIM Acquired Loan Accretion and Adjusted NIM Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 4.58% 4.63% 4.55% 4.57% 4.63% $145.7 $163.7 $172.5 $175.3 $179.3 Non-PCI Accretion PCI Accretion Adjusted Net Interest Margin, excluding accretion Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $2.8 $4.1 $4.6 $4.9 $4.1 $2.5 $4.1 $4.2 $2.1 $2.3 4.42% 4.41% 4.33% 4.40% 4.48% Scheduled Acquisition Loan Accretion * Non-PCI Rate and Credit Accretion PCI Rate Accretion Q2-17 Q3-17 Q4-17 Q1-18 $3.2 $3.2 $3.1 $2.8 $0.9 $0.9 $0.8 $0.8 * Amounts do not include early loan payoffsEnding rate and credit marks on all acquired loans at 3/31/2017 is $65 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion Adjusted NIM 5

6 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $44.9 $44.7 $49.5 $49.7 $51.6 $9.6 $10.2 $10.0 $10.4 $10.1$9.6 $10.9 $10.7 $12.1 $14.1$11.7 $12.0 $12.2 $10.5 Operating Expenses and Efficiency $ in millions Q1 2017 Highlights ▪ The operating efficiency ratio increased from 42.4% in Q4 2016 to 44.4% due to higher professional and compensation costs to support continued growth and also reflects seasonal compensation costs in Q1 2017 ▪ The operating efficiency ratio decreased from 45.6% in Q1 2016 to 44.4% as revenue growth outpaced expense growth Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 45.6% 43.0% 43.0% 42.4% 44.4% $75.8 $77.8 $82.4 $82.7 6 $88.3 $12.5

7 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $61.3 $61.6 $67.1 $69.8 $73.4 1.70% 1.55% 1.58% 1.63% 1.69% Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and Operating PPNR ROA Net Income and ROA Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $82.1 $94.5 $100.8 $103.1 $100.9 2.27% 2.37% 2.38% 2.40% 2.32% 7

8 Consolidated Balance Sheet $ in millions ▪ Loans increased 3.4% over prior quarter and 21.6% over prior year ▪ Deposits increased 5.5% over prior quarter and 17.4% over prior year ▪ Loan to Deposit Ratio of 89.0%, compared to 90.8% in prior quarter and 85.9% in prior year ▪ Shareholders' Equity increased primarily as a function of Net Income ▪ Tangible Book Value/Share increased 4.5% over prior quarter and 20.5% over prior year Q1 2017 HighlightsQ1-17 Q4-16 Q1-16 Investments & Cash $ 3,516 $ 3,052 $ 3,131 Loans 13,663 13,209 11,241 Allowance for Credit Losses (128) (125) (119) Other Assets 1,072 1,065 995 Total Assets $ 18,123 $ 17,201 $ 15,248 Deposits $ 15,356 $ 14,550 $ 13,082 Borrowings 403 489 247 Other Liabilities 395 270 259 Total Liabilities $ 16,154 $ 15,309 $ 13,588 Shareholders' Equity 1,969 1,892 1,660 Total Liabilities and Equity $ 18,123 $ 17,201 $ 15,248 Tangible Book Value Per Share $ 15.86 $ 15.17 $ 13.16 8

9 Loan Growth and Portfolio Composition $ in millions Q1 2017 Highlights ▪ Quarter-over-quarter loan growth driven by: ◦ C&I $198 million ◦ Construction & Land $124 million ◦ Residential $55 million ▪ Year-over-year loan growth driven by: ◦ CRE, Non-OO $1.32 billion* ◦ C&I $676 million $2.42 Billion Year Over Year Growth Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $5,382 $5,581 $5,719 $5,860 $6,058 $2,052 $2,027 $2,002 $2,029 $2,043 $2,291 $3,601 $3,623 $3,544 $3,608 $1,180 $1,334 $1,380 $1,478 $1,602 $336 $335 $310 $298 $353 3.0% 18.3% 20.4% 47.9% 10.5% 2.6% 15.0% 26.4% 44.3% 11.7% * Increase in loans includes $1.28 billion from the acquisition of GE's hotel franchise finance loan portfolio on April 20, 2016. Residential and Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $11,241 +105 $12,878 +1,637* $13,034 +156 $13,209 +175 $13,663 +454 9

10 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $4,635 $5,275 $5,625 $5,633 $6,114 $1,088 $1,278 $1,257 $1,347 $1,449 $5,651 $6,006 $5,969 $6,121 $6,254 $1,708 $1,642 $1,592 $1,449 $1,539 Deposit Growth and Composition $ in millions Q1 2017 Highlights ▪ Quarter-over-quarter deposit growth across all deposit types: ◦ Non-interest bearing DDA of $481 million ◦ Savings and MMDA of $133 million ◦ Interest Bearing DDA of $102 million ◦ CDs of $90 million ▪ Year-over-year deposit growth driven by: ◦ Non-interest bearing DDA growth of $1.48 billion ◦ Savings and MMDA growth of $603 million ◦ Offset by CDs decrease of $169 million 8.3% 13.1% 35.4% 43.2% 9.4% 10.0% 39.8% 40.8% $2.27 Billion Year Over Year Growth CDs Savings and MMDA Interest Bearing DDA Non-Interest Bearing DDA $14,443 +242 $14,201 +1,119 $13,082 +1,052 $14,550 +107 $15,356 +806 10

11 Adversely Graded Assets to Total Assets NPAs to Total Assets Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 2.11% 2.24% 2.03% 2.07% 2.25% 0.57% 0.54% 0.53% 0.51% 0.44% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $53 $50 $50 $48 $45 $34 $40 $41 $40 $34 $92 $120 $110 $107 $133 $133 $154 $134 $148 $175 Adversely Graded Loans and Non-Performing Assets * $ in millions NPAs Adversely Graded Loans $343 Accruing TDRs total $49 million as of 3/31/2017 $312 $364 $335 $387 * Amounts are net of total PCI credit and interest rate discounts of $26 million as of 3/31/2017 11 Special Mention Loans OREO

12 Gross Charge-Offs Recoveries Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and Recoveries Net Recoveries / Charge-Offs and Rate ALLL+CD/Total Loans Provision for Credit Losses ALLL/Total Loans Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 1.21% 1.42% 1.37% 1.30% 1.26% $2.5 $2.5 $2.0 $1.0 $4.3 1.06% 0.95% 0.94% 0.95% Net Charge-Offs (Recoveries) Net Charge-Off (Recovery) Rate Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $2.3 $1.2 $(0.8) $1.3 ALLL and Credit Discounts ALLL Credit Discounts Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 $119 $122 $123 $125 $128 $16 $62 $56 $47 $45 Provision for Credit Losses and ALL Ratios 12 Credit Discounts ALLL $8.0 $1.5 $1.4 $2.7 $(1.8) $(2.2) $(5.7) $(1.5) $2.7 $(1.4) $135 $173 $179 $184 $172 (0.01)% 0.08% 0.94% $(0.4) 0.04% 0.04% (0.03)%

13 ROTCE TBV/Share Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 18.4% 17.5% 17.6% 17.8% $13.16 $14.25 $14.84 $15.17 $15.86 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 12.3% 12.9% 13.1% 13.2% 13.2% 9.9% 9.6% 9.8% 10.0% 10.1%9.9% 9.8% 9.9% 10.2% 9.1% 9.1% 9.3% 9.4% 9.4% Capital Ratios ROTCE and TBV/Share 13 9.6% 17.4%

14 Outlook 2nd Quarter 2017 ▪ Loan and Deposit Growth ▪ Interest Margin ▪ Operating Efficiency ▪ Asset Quality 14

15 Forward-Looking Statements 15 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance, including our recent domestic select-service hotel franchise finance loan portfolio acquisition. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise.